Exhibit 10.1

SIXTH AMENDMENT

THIS SIXTH AMENDMENT, dated as of June 23, 2014 (this “Sixth Amendment”), is between INGLES MARKETS, INCORPORATED, a North Carolina corporation (the “Borrower”), the Lenders (as defined below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) for the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower is a party to a Credit Agreement, dated as of May 12, 2009 (as amended by that certain First Amendment and Waiver, dated as of July 31, 2009, by that Second Amendment, dated as of December 29, 2010, by that Third Amendment, dated as of September 6, 2012, by that Fourth Amendment, dated as of June 12, 2013, by that Fifth Amendment, dated as of January 31, 2014, and as otherwise amended, restated, supplemented or modified on or prior to the date hereof, the “Existing Credit Agreement”; and as hereby amended and otherwise amended, restated, supplemented or modified from time to time on or after the Sixth Amendment Effective Date (as defined herein), the “Amended Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”), Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, and the other agents, joint lead arrangers and joint book managers party thereto.  Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Existing Credit Agreement as more specifically set forth herein and, subject to the terms and conditions hereof, the Administrative Agent and the undersigned Lenders have agreed to grant such request of the Borrower.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.01.   Amendment to the Existing Credit Agreement.

(a)   Section 1.01 of the Existing Credit Agreement is hereby amended by inserting the following defined terms in alphabetical order:

“Special Share Repurchase” means a repurchase of up to 2,500,000 shares of Borrower’s common stock made in accordance with the terms and conditions in Section 7.05(a) on or after June 23, 2014.

(b)   Section 7.01(f) of the Existing Credit Agreement is hereby amended by replacing the reference therein to “Section 7.01(a)” with a reference to “Section 7.02(d)”.

(c)   Section 7.05(a)(iv) of the Existing Credit Agreement is hereby amend and restated in its entirety to read as follows:

(iv)           additional Restricted Payments that, when taken with all other Restricted Payments made pursuant to this clause (a)(iv) since the Closing Date (including, without limitation, the amount of the Special Share Repurchase, if any) and during the term of this Agreement, do not exceed $110,000,000.

(d)   Section 7.10(c) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)           Consolidated Net Worth.  Permit Consolidated Net Worth at any time to be less than (i) an amount equal to 85% of the Consolidated Net Worth as of March 30, 2013, plus (ii) an amount equal to 50% of the Consolidated Net Income earned in each full fiscal quarter ending after March 30, 2013 (with no deduction for a net loss in any such fiscal quarter) plus (iii) an amount equal to 50% of the aggregate increases in Shareholders’ Equity of the Borrower and its Subsidiaries after the date hereof by reason of the issuance and sale of Equity Interests of the Borrower or any Subsidiary (other than issuances to the Borrower or a wholly-owned Subsidiary), including upon any conversion of debt securities of the Borrower into such Equity Interests minus (iv) an amount equal to the lesser of (x) the actual amount paid by the Borrower to repurchase shares in connection with the Special Share Repurchase or (y) $67,500,000.

SECTION 1.02.   Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent and the Lenders, as follows:

(a)   After giving effect to this Sixth Amendment, the representations and warranties of the Borrower contained in Article V of the Amended Credit Agreement or any other Loan Document or which are contained in any document furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof, (i) except to the extent such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, (ii) except the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Amended Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Amended Credit Agreement and (iii) references to Schedules shall be deemed to refer to the most updated supplements to the Schedules furnished pursuant to subsection (a) of Section 6.02 of the Amended Credit Agreement.

(b)   After giving effect to this Sixth Amendment, each of the Borrower and the other Loan Parties is in compliance with all the terms and conditions of the Amended Credit Agreement, as amended by this Sixth Amendment, and the other Loan Documents on its part to be observed or performed and no Default has occurred or is continuing under the Amended Credit Agreement.

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(c)   The execution, delivery and performance by the Borrower of this Sixth Amendment have been duly authorized by the Borrower.

(d)   This Sixth Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

SECTION 1.03.   Effectiveness.  This Sixth Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “Sixth Amendment Effective Date”):

(a)   The Administrative Agent shall have received duly executed counterparts of this Sixth Amendment which, when taken together, bear the authorized signatures of the Borrower, the Administrative Agent and the Lenders necessary in accordance with Section 10.01(h) of the Existing Credit Agreement.

(b)   There shall exist no actions, suits, proceedings, claims or disputes pending or, to the actual knowledge of the Borrower, threatened, at law, in equity, in arbitration or before any Governmental Authority, by or against the Borrower or any of the Subsidiaries or against any of their respective properties or revenues or injunctions, writs, temporary restraining orders or other orders of any nature issued by any court or Governmental Authority that (i) purport to affect, pertain to or enjoin or restrain the execution, delivery or performance of this Sixth Amendment or the Amended Credit Agreement or any other Loan Document, or any transactions contemplated hereby or thereby or (ii) either individually or in the aggregate, in the case of any such suit, proceeding, claim or dispute which is reasonably likely to be adversely determined, either individually or in the aggregate, if determined adversely, could reasonably be expected to have a Material Adverse Effect.

(c)   The Administrative Agent on behalf of the Lenders shall have received such other documents, instruments and certificates as they shall reasonably request and such other documents, instruments and certificates shall be satisfactory in form and substance to the Lenders and their counsel.

SECTION 1.04.   Lender Consent.  For purposes of determining compliance with the conditions specified in Section 1.03, each Lender that has signed this Sixth Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Sixth Amendment Effective Date specifying its objection thereto.

SECTION 1.05.         APPLICABLE LAW.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA, EXCEPT TO THE EXTENT THAT THE FEDERAL LAWS OF THE UNITED STATES OF AMERICA MAY APPLY.

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SECTION 1.06.   Costs and Expenses.  The Borrower shall pay all reasonable fees and out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Sixth Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 10.04(a) of the Amended Credit Agreement.

SECTION 1.07.   Counterparts.  This Sixth Amendment may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement.  Delivery by facsimile or PDF by any of the parties hereto of an executed counterpart of this Sixth Amendment shall be as effective as an original executed counterpart hereof and shall be deemed a representation that an original executed counterpart hereof will be delivered, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Sixth Amendment.

SECTION 1.08.   Existing Credit Agreement.  Except as expressly set forth herein, the amendment provided herein shall not, by implication or otherwise, limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any Default, nor shall it alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document.  The amendments provided herein shall apply and be effective only on the Sixth Amendment Effective Date and only with respect to the provisions of the Existing Credit Agreement specifically referred to by such amendments.  Except to the extent a provision in the Existing Credit Agreement is expressly amended herein, the Existing Credit Agreement shall continue in full force and effect in accordance with the provisions thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their duly authorized officers, all as of the date first above written.

INGLES MARKETS, INCORPORATED,
a North Carolina corporation, as the Borrower

By:
Name:
Title:

Ingles Markets, Incorporated
Sixth Amendment to Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

Ingles Markets, Incorporated
Sixth Amendment to Credit Agreement
Signature Page

BANK OF AMERICA, N.A., as a
Lender, Swing Line Lender and L/C Issuer

By:
Name:
Title:

Ingles Markets, Incorporated
Sixth Amendment to Credit Agreement
Signature Page

BRANCH BANKING AND TRUST
COMPANY, as a Lender

By:
Name:
Title:

Ingles Markets, Incorporated
Sixth Amendment to Credit Agreement
Signature Page

CAPITAL BANK, as a Lender

By:
Name:
Title:

Ingles Markets, Incorporated
Sixth Amendment to Credit Agreement
Signature Page

FIRST TENNESSEE BANK NATIONAL
ASSOCIATION, as a Lender

By:
Name:
Title:

Ingles Markets, Incorporated
Sixth Amendment to Credit Agreement
Signature Page

SUNTRUST BANK, as a Lender

By:
Name:
Title:

Ingles Markets, Incorporated
Sixth Amendment to Credit Agreement
Signature Page

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as a Lender

By:
Name:
Title:

Ingles Markets, Incorporated
Sixth Amendment to Credit Agreement
Signature Page